CHRISTIAN STEWARDSHIP FUNDS

                   SUPPLEMENT DATED APRIL 14, 2000
                               to
                   PROSPECTUS DATED APRIL 14, 2000


This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

As of April 14, 2000, the Fund has not yet satisfied requirements for offers and sales to the general public in any state. However, the Fund anticipates satisfying these requirements in such states as it deems appropriate in the near future.

Please check with the Distributor to determine if the Fund is available for offers and sales in your state.